                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 15, 2001

                             SS&C Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-28430                 06-1169696
         --------                      ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

   80 Lamberton Road,                                              06095
  Windsor, Connecticut                                           (Zip Code)
 (Address of Principal
   Executive Offices)

                                 (860) 298-4500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of the Digital Visions business ("Digital Visions") of Netzee, Inc. required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  The financial statements required by this item are included as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this item is included as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

         (c)      Exhibits.

                  See Index to Exhibits attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SS&C TECHNOLOGIES, INC.


Date:  January 29, 2002                          By:  /s/ Anthony R. Guarascio
                                                      -------------------------
                                                      Anthony R. Guarascio
                                                      Senior Vice President and
                                                      Chief Financial Officer

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                                INDEX TO EXHIBITS

       Exhibit
        Number             Description

         2.1* Asset Purchase Agreement, dated November 15, 2001, by and between SS&C Technologies, Inc. and Netzee, Inc.


         23.1     Consent of Arthur Andersen LLP.


         23.2     Consent of PricewaterhouseCoopers LLP.


         99.1* Press Release, dated November 15, 2001, issued by SS&C Technologies, Inc.

         99.2 Financial Statements of Digital Visions, Inc. as of and for the year ended December 31, 1999.

         99.3 Financial Statements of Digital Visions (Formerly a Business Unit of Netzee, Inc.) as of and for the periods from January 1, 2000 to February 28, 2000, February 29, 2000 to December 31, 2000, February 29, 2000 to September 30, 2000 (unaudited) and January 1, 2001 to September 30, 2001 (unaudited).

         99.4     Unaudited Pro Forma Combined Condensed Financial Statements.




         ------------------------
         * Previously filed.

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